                        THE LAURA SECORD RETAIL BUSINESS

                                 BALANCE SHEETS

                          MAY 2, 1998 AND MAY 1, 1999
                                  (UNAUDITED)
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                1998       1999
                                                                                              ---------  ---------
ASSETS
CURRENT
  Store cash floats.........................................................................  $      60  $      60
  Inventories...............................................................................      2,799      2,023
  Prepaid expenses..........................................................................         46        232
                                                                                              ---------  ---------
TOTAL CURRENT ASSETS........................................................................      2,905      2,315

ACCRUED LIABILITIES.........................................................................        601      1,365
                                                                                              ---------  ---------
WORKING CAPITAL.............................................................................      2,304        950

INVESTMENT IN JOINT VENTURE.................................................................      2,894      2,454

PROPERTY, PLANT AND EQUIPMENT...............................................................     10,947      8,428
                                                                                              ---------  ---------
NET ASSETS..................................................................................  $  16,145  $  11,832
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                            STATEMENTS OF OPERATIONS

                 FOUR MONTHS ENDED MAY 2, 1998 AND MAY 1, 1999
                                  (UNAUDITED)
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                1998       1999
                                                                                              ---------  ---------
NET SALES...................................................................................  $  29,243  $  26,285
                                                                                              ---------  ---------
COST OF SALES, excluding depreciation.......................................................     15,146     11,375

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES, excluding depreciation and amortization.......     12,862     12,895

DEPRECIATION AND AMORTIZATION...............................................................      1,044        751

SHARE OF JOINT VENTURE LOSS.................................................................        239        202
                                                                                              ---------  ---------
                                                                                                 29,291     25,223
                                                                                              ---------  ---------
OPERATING (LOSS) INCOME.....................................................................        (48)     1,062

INTEREST EXPENSE............................................................................        210         19
                                                                                              ---------  ---------
(LOSS) INCOME BEFORE INCOME TAXES...........................................................       (258)     1,043

INCOME TAX (RECOVERY) PROVISION.............................................................       (120)       462
                                                                                              ---------  ---------
NET (LOSS) INCOME...........................................................................  $    (138) $     581
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                            STATEMENTS OF CASH FLOWS

                 FOUR MONTHS ENDED MAY 2, 1998 AND MAY 1, 1999
                                  (UNAUDITED)
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                1998       1999
                                                                                              ---------  ---------
OPERATING ACTIVITIES
  Net (loss) income.........................................................................  $    (138) $     581
  Adjustments to reconcile net income to cash provided by operating activities
    Depreciation and amortization...........................................................      1,044        751
    Share of joint venture loss.............................................................        239        202
    Loss on disposal of property, plant and equipment.......................................         --         28
                                                                                              ---------  ---------
                                                                                                  1,145      1,562

  Changes in operating assets and liabilities
    Accounts receivable.....................................................................        161        150
    Inventories.............................................................................      3,045      1,299
    Prepaid expenses........................................................................        478        213
    Accounts payable and accrued liabilities................................................     (3,207)    (1,291)
    Due to related parties..................................................................     (1,260)      (306)
                                                                                              ---------  ---------
CASH PROVIDED BY OPERATING ACTIVITIES.......................................................        362      1,627
                                                                                              ---------  ---------

INVESTING ACTIVITIES
  Purchase of property, plant and equipment.................................................       (475)        --
  Contributed to joint venture..............................................................       (256)    (1,286)
                                                                                              ---------  ---------
CASH USED IN INVESTING ACTIVITIES...........................................................       (731)    (1,286)
                                                                                              ---------  ---------

FINANCING ACTIVITY
  Advanced from (repaid to) Nestle Canada...................................................      1,430     (1,881)
                                                                                              ---------  ---------
NET INCREASE (DECREASE) IN CASH.............................................................  $   1,061  $  (1,540)
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                       NOTES TO THE FINANCIAL STATEMENTS

                          MAY 2, 1998 AND MAY 1, 1999
                       (IN THOUSANDS OF CANADIAN DOLLARS)

1.  DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

    Nestle Canada Inc. ("Nestle Canada") is proposing to sell its Laura Secord Retail Business (the "Business"). The Business is a retailer and distributor of chocolates, greeting cards, ice cream and other items primarily through 174 (1998--183) business-operated stores of which 18 stores, the "Combo" stores, are in a joint venture between Nestle Canada and Hallmark Cards.

    The Business comprises the following operations:

    - The Laura Secord stores operated by Laura Secord Inc. (a wholly-owned subsidiary of Nestle Canada);

    - A 50% interest in the "Combo" stores;

    - Sales by Laura Secord Inc. to distributors and retailers; and

    - Sales by Nestle Canada to the "Combo" stores.

    These financial statements have been prepared on the basis that the Business has operated as a stand-alone entity.

    The balance sheets include only those assets and liabilities which are intended to be included in the sale. Accordingly, the following assets and liabilities of Laura Secord Inc. have not been included in these financial statements:

    - Cash and bank balances, except for store cash floats;

    - Accounts receivable;

    - Inter-company balances;

    - Inventory at the Nestle Canada warehouse;

    - Accounts payable;

    - Income tax balances.

    The statements of operations and cash flows are complete portrayals of the results of the Business and are not integrated with the balance sheets, as the balance sheets include only specified assets and liabilities.

    Trademarks relating to the Business, while being transferred as part of this transaction, are not included in these financial statements as they are not owned by Nestle Canada or Laura Secord Inc. but by a foreign affiliate.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    While Nestle Canada maintains its accounting records and prepares its financial statements in accordance with International Accounting Standards, appropriate adjustments have been made in order to state the accompanying financial statements in accordance with generally accepted accounting principles in the United States.

                        THE LAURA SECORD RETAIL BUSINESS

                          MAY 2, 1998 AND MAY 1, 1999
                       (IN THOUSANDS OF CANADIAN DOLLARS)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The significant accounting policies followed in the presentation of these financial statements are as follows:

    REVENUE RECOGNITION

    Net sales are recognized when products are sold at Laura Secord stores or, in the case of trade customers, when products are shipped.

    INVENTORIES

    Product held for sale is stated at the lower of cost (on a first-in, first-out basis) and net realizable value. Shop supplies and sundries are stated at the lower of average cost and replacement cost.

    PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are stated at cost less depreciation and amortization. Depreciation and amortization is recorded on the straight-line basis over the estimated useful lives of the assets as follows:

Store equipment         --5 to 15 years
Leasehold improvements  --the term of the lease plus the first renewal term (generally ten years)
Computer hardware       --5 years
Operating software      --3 years

    Store premises are leased under agreements which are accounted for as operating leases.

    PREPAID EXPENSES

    Packaging design costs are written off over two or three years, depending on the expected life of the packaging. The deferred costs are included in prepaid expenses.

    JOINT VENTURE

    A number of shops (referred to as "Combo" Shops) are operated as a 50/50 joint venture with Hallmark Canada, with both parties contributing the financing and sharing equally in profits and losses. This joint venture has been accounted for on the equity basis.

    INCOME TAXES

    The provision for income taxes has been calculated as if the business was a self-standing entity, following the principles of tax allocation using the liability method.

                        THE LAURA SECORD RETAIL BUSINESS

                          MAY 2, 1998 AND MAY 1, 1999
                       (IN THOUSANDS OF CANADIAN DOLLARS)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    USE OF ESTIMATES

    The preparation of financial statements in accordance with generally accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements. Actual results may differ from these estimates.

3.  INVENTORIES

    Inventories are comprised of the following:

                                                                             1998         1999
                                                                          -----------  -----------
Product held for sale...................................................   $   2,265    $   1,476
Shop supplies and sundries..............................................         534          547
                                                                          -----------  -----------
                                                                           $   2,799    $   2,023
                                                                          -----------  -----------
                                                                          -----------  -----------

4.  RELATED PARTY TRANSACTIONS

    Nestle Canada is a wholly-owned Canadian operating subsidiary in the world-wide Nestle Group. Laura Secord Inc. is a wholly-owned subsidiary of Nestle Canada.

    The following charges (credits) from related parties are included in the statements of operations:

                                                                             1998         1999
                                                                          -----------  -----------
Purchases of inventory from Nestle Canada...............................   $   6,962    $   5,749
Trademark royalties to a group company..................................         581          529
Rent to Nestle Canada for office space..................................         133          112
Central office expenses to Nestle Canada, relating primarily to human resources, data processing, quality assurance, financial services and
  compensation for the president of Laura Secord Inc....................         732          855
Interest on financing from Nestle Canada................................         210           19
Management fee charged by Laura Secord Inc. to "Combo" stores...........        (141)        (164)

    Purchases of inventory from Nestle Canada are at cost plus a mark-up of 4.17%. Central office expenses are an allocation of the costs of the respective functions.